UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 1, 2006 (January 26, 2006)
HCA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11239	75-2497104

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

One Park Plaza, Nashville, Tennessee	37203

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 344-9551
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1 FORM OF 2006 RESTRICTED SHARE AWARD AGREEMENT (OFFICERS)
EX-10.2 FORM OF 2006 NON QUALIFIED STOCK OPTION AGREEMENT (OFFICERS)
EX-10.3 2006 SENIOR OFFICER PERFORMANCE EXCELLENCE PROGRAM

Item 1.01. Entry Into a Material Definitive Agreement.
A. Restricted Share and Non-Qualified Stock Option Awards to Executive Officers.
     On January 26, 2006, after consideration of presentations and recommendations of management and independent compensation consultants, and such other matters and information as deemed appropriate, the Compensation Committee (the “Committee”) of the Board of Directors of HCA Inc. (the “Company”) approved awards of restricted shares of the Company’s common stock, together with non-qualified stock option awards to purchase shares of the Company’s common stock, to the executive officers of the Company, pursuant to the HCA 2005 Equity Incentive Plan (the “2005 Plan”). The Company’s named executive officers will receive restricted shares and non-qualified stock options as a result of the 2006 awards as follows:

		No. of
		Restricted	No. of
Name	Title	Shares	Options
Jack O. Bovender, Jr.	Chairman and Chief Executive Officer	66,750	66,750
Richard M. Bracken	President and Chief Operating Officer	29,900	29,900
Samuel N. Hazen	President — Western Group	18,100	18,125
R. Milton Johnson	Executive Vice President and Chief Financial Officer	18,100	18,125
Robert A. Waterman	Senior Vice President and General Counsel	12,900	12,925
     The restricted shares awarded by the Committee were granted on January 26, 2006 and will vest ratably over five years in increments of 20% on each of the first, second, third, fourth and fifth anniversaries of the date of grant. Notwithstanding the foregoing, the shares of restricted stock will become fully vested upon the occurrence of a change in control of the Company (as defined in the award agreements) or the termination of the executive by reason of death or disability. The restricted share awards are subject to the terms of the 2005 Plan and the individual award agreements substantially in the form of Exhibit 10.1 hereto and incorporated herein by reference. The foregoing summary of the terms of the restricted share awards is qualified in its entirety by reference to the complete text of the 2005 Plan and the individual award agreements.
     The option shares awarded by the Committee will be granted in four equal installments on each of January 26 (the “initial grant date”), April 26, July 26, and October 26 of 2006. The exercise price for each installment will be equal to the fair market value of the underlying shares of common stock on the date of grant. Each grant will vest and become exercisable ratably in 25% increments on each of the first, second, third and fourth anniversaries of the initial grant date. Notwithstanding the foregoing, the installment grant dates will be accelerated, and all of the option shares under the awards will become fully vested, upon the occurrence of a change in control of the Company (as defined in the award agreements) or the termination of the executive by reason of disability. Additionally, all of the option shares will become fully vested upon the retirement (as defined in the award agreements) of the optionee so long as the optionee’s retirement takes place after December 31, 2006, and all of the option shares will become fully vested, to the extent the installments had already been granted, upon the death of the optionee. The non-qualified stock option awards are subject to the terms of the 2005 Plan and the individual award agreements substantially in the form of Exhibit 10.2 hereto and incorporated herein by reference. The foregoing summary of the terms of the non-qualified stock option awards is qualified in its entirety by reference to the complete text of the 2005 Plan and the individual award agreements.
B. 2006 Senior Officer Performance Excellence Program.
     On January 26, 2006, the Committee also adopted the 2006 Senior Officer Performance Excellence Program (the “Senior Officer PEP”). Under the Senior Officer PEP, the officers of the Company who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, shall be eligible to earn performance awards based upon the achievement of certain specified performance targets. The specified performance criteria for the Company’s five most highly compensated executive officers (the “Covered Officers”) are EPS (as defined in the Senior Officer PEP) and EBITDA (as defined in the Senior Officer PEP). The performance criteria for other participants are based on the Company’s financial results and specified individual performance goals. Target awards range from 50% to 120% of a participant’s base salary with respect to the Covered Officers, and from 30% to 50% of a participant’s base salary with respect to participants other than the Covered Officers. Participants will receive 100% of the target award for target performance, 50% of the target award for a minimum acceptable (threshold) level of performance, and a maximum of 200% of the target award for maximum performance.
     No awards will be paid to a participant if the Committee determines that the participant’s conduct during the year was inconsistent with the Company’s stated mission and values, its Code of Conduct or the Corporate Integrity Agreement. Except as the Committee may otherwise determine in its sole and absolute discretion, termination of a participant’s employment prior to the end of the year, other than for reasons of death or disability, will result in the forfeiture of the award by the participant, and no payments shall be made with respect thereto.
     Following the end of the fiscal year, the Committee will determine whether and the extent to which the applicable performance targets were met. Based upon this assessment, the Committee may award each eligible participant in the Senior Officer PEP a cash award based on the target award, the achievement of the relevant performance criteria and the terms of the Senior Officer PEP. No payments will be made for performance below specified threshold amounts. Payouts between threshold and maximum will be calculated by the Committee in its sole discretion using interpolation. The Committee may make adjustments to the terms of awards under the Senior Officer PEP in recognition of unusual or nonrecurring events affecting a participant or the Company, or the financial statements of the Company; in the event of changes in applicable laws, regulations, or accounting principles; or in the event that the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits available under the Senior Officer PEP. The Committee is also authorized to adjust performance targets or awards (other than with respect to performance awards to Covered Officers) to avoid unwarranted penalties or windfalls. Performance awards to Covered Officers may be reduced, but not increased, in the sole discretion of the Committee in order to avoid unwarranted windfalls.
     The foregoing description of the Senior Officer PEP does not purport to be complete and is qualified in its entirety by reference to the Senior Officer PEP, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The Company has separate performance excellence programs for its employees who are not senior officers.
Item 9.01. Financial Statements and Exhibits.
Exhibits.

10.1	Form of 2006 Restricted Share Award Agreement (Officers)
10.2	Form of 2006 Non-Qualified Stock Option Agreement (Officers)
10.3	2006 Senior Officer Performance Excellence Program

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA INC.

By:	/s/ R. Milton Johnson

R. Milton Johnson
Executive Vice President and Chief Financial Officer
Date: February 1, 2006

EXHIBIT INDEX

10.1	Form of 2006 Restricted Share Award Agreement (Officers)
10.2	Form of 2006 Non-Qualified Stock Option Agreement (Officers)
10.3	2006 Senior Officer Performance Excellence Program